EXHIBIT 10.2

SECURITY AGREEMENT

September 16, 2004

Borrower: Insignia Systems, Inc.	Secured Party: Itasca Business Credit, Inc.
Address: 6470 Sycamore Court North Maple Grove, MN 55369	Address: Parkdale Plaza, Suite 146 1660 South Highway 100 St. Louis Park, MN 55416-1524

1.

SECURITY INTEREST AND COLLATERAL.

To secure the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owed to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, including all obligations owed to the Secured Party by the Borrower, pursuant to the Financing Agreement dated September 16, 2004 between the Borrower and the Secured Party (the "Financing Agreement") and evidenced by the Revolving Note and Term Note, if any, payable by the Borrower to the order of the Secured Party dated September 16, 2004 (the "Note"); all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), Borrower hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral"):

(a)

Accounts, Contract Rights and Other Rights to Payment:

All demand, time, savings, passbook or similar account maintained with a bank, including but not limited to account numbers 9212116 and 9210792 maintained with BNC National Bank.  Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Borrower, out of a rendering of services by Borrower, out of a loan by Borrower, out of the overpayment of taxes or other liabilities of Borrower, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts (including but not limited to all health-care-insurance receivables and all accounts constituting as-extracted collateral), letter-of-credit rights, letters of credit and contract rights of Borrower.

(b)

Inventory:

All inventory of Borrower (including but not limited to all oil, gas and other minerals before extraction, all oil, gas and other minerals constituting as-extracted collateral, and all timber to be cut), wherever located, whether now owned or hereafter acquired.

(c)

Equipment:

All equipment of Borrower, wherever located, whether now owned or hereafter acquired, including but not limited to: office and shop equipment, machinery, furniture, and trade fixtures.

(d)

General Intangibles:

All general intangibles of Borrower, whether now owned or hereafter acquired, including, but not limited to, all tax refunds, applications for patents, copyrights and trademarks, together with all substitutions and replacements for any of the foregoing property and proceeds of any and all of the foregoing property (including without limitation letter-of-credit rights, letters of credit and other rights to payment) and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

2.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

Borrower represents, warrants and agrees that:

(a)

Borrower is a corporation, and the address of the Borrower’s chief executive office is shown at the beginning of this Agreement.  The Debtor shall give the Secured Party prior written notice of any change in such address or the Borrower’s name.  The Borrower shall not change its state of organization without the Secured Party’s prior written consent.

(b)

The Collateral will be used primarily for business.

(c)

If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, as-extracted collateral, or timber to be cut, the real estate concerned is:

and the name of the record owner is: _______________________________________

_________________________________________

_________________________________________

or if left blank, at the address of Borrower shown at the beginning of this Agreement.  Borrower’s records concerning its accounts and contract rights are kept at

_________________________________________

_________________________________________

or, if left blank, at Borrower’s chief place of business.

3.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

Borrower represents, warrants and agrees that:

(a)

Borrower has (or will have at the time Borrower acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances (except the Security Interest and except as otherwise disclosed in the Financing Agreement), and will defend the Collateral against all claims or demands of all persons other than Secured Party.  Borrower will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Borrower’s right to do so, Borrower may sell any inventory constituting Collateral to buyers in the ordinary course of business.  This Agreement has been duly and validly authorized by all necessary corporation action.

(b)

Borrower will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest. Borrower hereby authorizes the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law, provided however, that Secured Party promptly provides Borrower with a copy of such financing statement(s).  A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

(c)

Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising in the ordinary course of business) of the account debtor or other obligor named therein or in Borrower’s records pertaining thereto as being obligated to pay such obligation.  Borrower will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party’s prior written consent and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(d)

Borrower will (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof; (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interest, liens and encumbrances except the Security Interest; (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Borrower’s books and records pertaining to the Collateral and its business and financial condition; (v) keep accurate and complete records pertaining to the Collateral and pertaining to Borrower’s business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and pertaining to Borrower’s business and financial conditions as Secured Party may from time to time reasonably request; (vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Borrower, in the prospect of payment of any sums due on or under any instrument, chattel paper, account or contract right constituting Collateral; (vii) if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower; (viii) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft , collision (in case o Collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably require, with any loss payable to Secured Party to the extent of its interest; (ix) from time to time execute such financing statements as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral exists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all their out-of-pockets expenses (including in each case all reasonable attorneys’ fees) incurred by Secured Party in connection with the creating, perfection, satisfaction or enforcement of the Security Interest or the creation, continuance or enforcement of this Agreement or any or all of the Obligation; and Borrower will indemnify and save Secured Party harmless from all loss, costs, damage, liability or expense, including reasonable attorney fees that it may sustain or incur by reason of defending or protecting the Security Interest or the priority thereof, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement and/or the obligations and/or the Collateral; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements, and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured party’s rights under this Agreement; (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; and (xiii) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If Borrower at any time fails to perform or observe any agreement contained in this Section 3(d), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Borrower (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may reasonable deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interest, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtor or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Borrower shall thereupon pay Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys’ fees) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Borrower, Borrower hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Borrower, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this Section 3 and Section 4.

(e)

Borrower will pay promptly when due all indebtedness, liability, or obligation secured hereby with interest.

4.

LOCK BOX, COLLATERAL ACCOUNT.

If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Borrower will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party.  Borrower hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments received in said lock box.  All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.  At its option, Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Borrower to withdraw all or any part of the balance on deposit into said collateral account, all payments on accounts and chattel paper received by it.  All such payment shall be delivered to Secured Party in the form received (except for Borrower’s endorsement where necessary).  Until so deposited, all payments on accounts and chattel paper received by Borrower shall be held in trust by Borrower for and as the property of Secured Party and shall not be commingled with any funds or property of Borrower.

5.

COLLECTION RIGHTS OF SECURED PARTY.

Notwithstanding Secured Party’s rights under Section 4 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (both before and after the occurrence of an Event of Default), notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  If Secured Party so requests at any time, Borrower will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors, that the amount due is payable directly to Secured Party.  At any time after Secured Party or Borrower gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Borrower’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, notify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

6.

ASSIGNMENT OF INSURANCE.

Borrower hereby assigns to Secured Party, as additional security for the payment of the Obligations, and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrower under or with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such monies directly to Secured Party.  Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Borrower’s name, execute and deliver proofs of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

7.

EVENTS OF DEFAULT.

Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Borrower shall fail to pay any or all of the Obligations when due or (if payable on demand)  on demand, or shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by Borrower set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Borrower shall prove materially false or misleading; (iii) Borrower or any guarantor of any Obligation shall (A) fail to conduct its business substantially as now conducted; or (B) be or become insolvent (however defined); or (C) the entry of any judgment against any debtor; or (D) file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization under the United States Bankruptcy Code; or (E) initiate or have initiated against it voluntarily or involuntarily, any act, process of proceeding under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors; or (F) Borrower shall be dissolved or liquidated; or (iv) Secured Party shall in good faith believe that the prospects of due and punctual payment of any or all of the Obligations is impaired.

8.

REMEDIES UPON EVENT OF DEFAULT.

Upon the occurrence of an Event of Default under Section 7 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a Secured Party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Borrower to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Borrower of any intended disposition of collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 10) at least ten calendar days prior to the date of intended disposition of other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Borrower or against any other person or property.  Notwithstanding the foregoing, the Borrower acknowledges and agrees that all Obligations owed by the Borrower to the Secured Party are payable upon demand and that the Secured Party can make a demand at any time in its absolute discretion even if the Borrower is then in compliance with all of its obligations to the Secured Party.

9.

OTHER PERSONAL PROPERTY.

Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Borrower gives written notice to Secured Party of the existence of any goods, paper or the property of Borrower, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Borrower for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

10.

MISCELLANEOUS.

All terms in this Agreement that are defined in the Minnesota Uniform Commercial Code, as amended from time to time (the “UCC”) shall have the meanings set forth in the UCC, and such meanings shall automatically change at the time that any amendment to the UCC, which changes such meanings shall become effective.  This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Borrower is entitled to any surplus and shall remain liable for any deficiency.  This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party.  A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.  All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.  All notices to be given to Borrower shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Borrower at its address set forth above or at the most recent address shown on Secured Party’s records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.  This Agreement shall be binding upon and inure to the benefit of Borrower and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Borrower and delivered to Secured Party, and Borrower waives notice of Secured Party’s acceptance hereof.  Except to the extent otherwise required by law, this Agreement shall be governed by the internal laws of the State of Minnesota.  If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed herein or prescribed hereby.  All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.  If this Agreement is signed by more than one person as Borrower, the term "Borrower" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by a Borrower solely or by both or several or all Borrowers jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Borrowers or is owned in whole or in part by one (or more) of them.

11.

OTHER AGREEMENT.

Borrower and Secured Party have entered into the Financing Agreement pursuant to which the Secured Party may, in its election, extend financial accommodations to the Borrower.  The loans will be evidenced by the Note.  The terms of said Financing Agreement and Note are incorporated herein by reference and made a part hereof, and any default under or misrepresentation contained in the Financing Agreement or Note shall be an event of default hereunder.

ITASCA BUSINESS CREDIT, INC. Secured Party By: /s/ Gary Peters Name: Gary Peters Title: Vice President	INSIGNIA SYSTEMS, INC. Borrower By: /s/ Scott F. Drill Name: Scott F. Drill Title: Chief Executive Officer